USA MUTUALS NAVIGATOR FUND Trading Symbols: Institutional Class Shares UNAVX Class Z Shares ZNAVX (not currently offered) Summary Prospectus July 29, 2019
Before you invest, you may want to review the USA Mutuals Navigator Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://usamutuals.com/literature-and-forms/. You may also obtain this information at no cost by calling 866-264-8783 or by sending an e-mail request to fundinfo@usamutuals.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated July 29, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://usamutuals.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-264-8783 or sending an e-mail request to fundinfo@usamutuals.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-264-8783 or send an e-mail request to fundinfo@usamutuals.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective
The investment objective of the Fund is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s (“S&P”) 500® Index in bull markets, and less or negatively correlated in bear markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Class Z shares are not currently offered for sale.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class Z
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.64%	0.64%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	2.41%	2.41%
Less: Fee Waiver/Expense Reimbursement	-0.40%	-0.40%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)(2)	2.01%	2.01%

(1)
USA Mutuals Advisors, Inc. (the “Advisor”), the Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively,

“Excluded Expenses”)) to 1.99% of average net assets of the Fund through July 31, 2020, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.99%. The current term of the agreement may only be terminated by the Board of Trustees. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

(2)
Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which does not include Acquired Fund Fees and Expenses.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$204	$713	$1,249	$2,716
Class Z	$204	$713	$1,249	$2,716

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio, excluding short-term investments, option transactions, derivative instruments, short sales and transfer in-kind transactions.

Principal Investment Strategies
The Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market. Specifically, the Advisor invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Advisor may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required. The Fund may use stock index futures for hedging or speculation purposes.

The Fund’s investment methodology is based on the Advisor’s quantitative indicators and models. The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market. This data can be classified into five distinct categories:

1)	Market valuation (whether the market is over-valued, under-valued or neutral);

2)	Investor sentiment (investor expectations about the market, used as a contrary measure);

3)	Market intervals (market momentum, market structure and seasonal factors);

4)	Monetary environment (interest rates and macroeconomic circumstances); and

5)	Macro Factors (external influences that may impact U.S. stock indexes).

An assessment of these categories determines the amount of long or short equity allocation exposure in the Fund through investment in stock index futures. This equity exposure through futures generally ranges from 30% short to 130% long.

The Fund implements short positions by using futures. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset.

The Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument. Leverage can increase or decrease the investment returns of the Fund. As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

Buy and sell decisions are at the discretion of the portfolio manager and are based on a compilation of proprietary indicators of broad market sentiment.

Principal Risks
The risks associated with an investment in the Fund can increase during times of significant market volatility. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. Investments in the Fund are subject to the following principal risks:

•
Recent Market Events Risk. U.S. and international markets have experienced significant volatility in recent years. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased. Continuing market volatility may have adverse effects on the Fund.

•
Stock Market Risk. The Fund invests in stock index futures of companies included within equity indices, which exposes the Fund to stock market risk. Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market. Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

•
Management Risk. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures may result in a substantial loss in a short period. The loss may be potentially unlimited and may be more than the original investment.

•
Short Selling Risk. If the value of a security sold short increases prior to the scheduled delivery date the Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•	Derivatives Risk. Investing in derivatives, specifically futures contracts, may subject the Fund to losses if the derivatives do not perform as expected.

•	Leverage Risk. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

•
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
Simultaneous with the commencement of the Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund. From its inception in 2002 through 2012, the Predecessor Partnership was managed as a proprietary account of Mr. Goldman, and was converted to a limited partnership in 2012. From its inception in 2002 through October 13, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio manager as the Fund. Mr. Goldman managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods before October 13, 2017 is that of the Predecessor Partnership and includes the expenses of the Predecessor

Partnership. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes. If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods may have been lower than that stated.

The performance returns of the Predecessor Partnership are audited. The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. On a going forward basis after October 13, 2017, the Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership. Please refer to the Financial Statements section of the SAI to review additional information regarding the Predecessor Partnership.

The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s and the Predecessor Partnership’s annual returns from year to year, as applicable. The performance shown is that of the Predecessor Partnership for periods prior to October 13, 2017. The table shows how the Fund’s average annual returns for the one-, five-, and ten-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.usamutuals.com.

Institutional Class Shares
Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Institutional Class shares as of June 30, 2019 was 15.73%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 11.47% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -13.23% (quarter ended June 30, 2010).

Average Annual Total Returns (For the periods ended December 31, 2018)
USA Mutuals Navigator Fund*	1 Year	5 Years	10 Years	Since Inception (2/1/02)
Institutional Class Shares
Return Before Taxes	-4.90%	5.38%	8.56%	11.23%
Return After Taxes on Distributions	-5.14%	5.29%	8.52%	11.20%
Return After Taxes on Distributions and Sale of Fund Shares	-2.81%	4.18%	7.01%	9.77%
S&P 500 Index® (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.12%	7.01%

*	The returns shown prior to October 13, 2017 are those of the Predecessor Partnership.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k)

plans or individual retirement accounts (“IRAs”). After-tax returns shown prior to October 13, 2017, were calculated as if the Predecessor Partnership had qualified as a regulated investment company for federal income tax purposes.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits the investor.

Investment Advisor
USA Mutuals Advisors, Inc. is the Fund’s investment advisor.

Portfolio Managers
Mr. Steven Goldman, Portfolio Manager, has been the portfolio manager primarily responsible for the day-to-day management of the Fund since the Fund commenced operations in October 2017. Mr. Jordan Waldrep, Portfolio Manager, is a co-portfolio manager of the Fund and has co-managed the Fund since May 1, 2018.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem shares by mail (USA Mutuals, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund is $100 for retirement accounts and $2,000 for other types of accounts. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.